Exhibit 10.12

EXECUTION VERSION

AMENDMENT NO. 1 TO SENIOR LIEN INTERCREDITOR AGREEMENT

AMENDMENT NO.1 (this “Amendment”), dated as of May 16, 2012, to the Senior Lien Intercreditor Agreement dated as of May 4, 2012 (the “Intercreditor Agreement”) among CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent and collateral agent for the First-Lien Revolving Facility Secured Parties referred to therein (the “First-Lien Revolving Facility Collateral Agent”), CITIBANK, N.A., as administrative agent and collateral agent for the ABL Facility Secured Parties referred to therein (the “ABL Facility Collateral Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as trustee for the First-Lien Noteholders referred to therein (the “Trustee”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent for the First-Lien Noteholders referred to therein (the “First-Lien Notes Collateral Agent”), VERSO PAPER FINANCE HOLDINGS LLC (“Holdings”), VERSO PAPER HOLDINGS LLC (the “Company”) and the subsidiaries of the Company party thereto.

The parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Intercreditor Agreement has the meaning assigned to such term in the Intercreditor Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Intercreditor Agreement shall, after this Amendment becomes effective, refer to the Intercreditor Agreement as amended hereby.

SECTION 2. Amendments to the Intercreditor Agreement.

(a) The definition of “ABL Facility Documents” in Section 1.01(b) of the Intercreditor Agreement is amended and restated to read in its entirety as follows:

“ABL Facility Documents” means the ABL Facility, the ABL Facility Security Agreements, the other “Loan Documents” as defined in the ABL Facility and the agreements and other instruments governing the Cash Management Obligations and the Secured Swap Obligations (each as defined in the ABL Facility Security Agreement).

(b) The definition of “ABL Facility Secured Parties” in Section 1.01(b) of the Intercreditor Agreement is amended by replacing “clause (c)” in the third line thereof with “clause (b)”.

(c) The definition of “First-Lien Revolving Facility Documents” in Section 1.01(b) of the Intercreditor Agreement is amended and restated to read in its entirety as follows:

“First-Lien Revolving Facility Documents” means the First-Lien Revolving Facility, the First-Lien Revolving Facility Security Documents, the other “Loan Documents” as defined in the First-Lien Revolving Facility and the agreements and other instruments governing the Secured Swap Obligations (as defined in the First-Lien Revolving Facility Security Agreement) and any cash management obligations that may from time to time be secured under the First-Lien Revolving Facility Security Documents.

(d) The definition of “First-Lien Revolving Facility Obligations” in Section 1.01(b) of the Intercreditor Agreement is amended by replacing “(as such term is defined in the First-Lien Revolving Facility)” with “(as such term is defined in the First-Lien Revolving Facility Security Agreement)”.

(e) Clause (a) of the definition of “First-Lien Revolving Facility Secured Parties” in Section 1.01(b) of the Intercreditor Agreement is amended and restated to read in its entirety as follows:

“(a) the First-Lien Revolving Facility Lenders (and any Affiliate (as defined in the First-Lien Revolving Facility) of a First-Lien Revolving Facility Lender designated by the Company as a provider of cash management services the obligations in respect of which may from time to time be secured under the First-Lien Revolving Facility Security Documents),”

SECTION 3. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 4. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery by facsimile or other electronic imaging means (e.g., pdf or tif) of an executed counterpart of a signature page to this Amendment shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 5. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

SECTION 6. Effectiveness. This Amendment shall become effective on the first date on which it shall have been executed and delivered by the ABL Facility Collateral Agent, the First-Lien Revolving Facility Collateral Agent, the Trustee, the First-Lien Notes Collateral Agent, Holdings and the Company.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CITIBANK, N.A.,
as ABL Facility Collateral Agent

By:	/s/ Jennifer Bagley
Name: Jennifer Bagley
Title: Vice President

[Signature Page to Amendment No. 1 to Senior Lien Intercreditor Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as First-Lien Revolving Facility Collateral Agent

By:	/s/ Robert Hetu
Name: Robert Hetu
Title: Managing Director

By:	/s/ Rahul Parmar
Name: Rahul Parmar
Title: Associate

[Signature Page to Amendment No. 1 to Senior Lien Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee and as First-Lien Notes Collateral Agent

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

[Signature Page to Amendment No. 1 to Senior Lien Intercreditor Agreement]

VERSO PAPER FINANCE HOLDINGS LLC
VERSO PAPER HOLDINGS LLC

By:	/s/ Robert P. Mundy
Name: Robert P. Mundy
Title: Senior Vice President, Chief Financial Officer and Assistant Secretary

[Signature Page to Amendment No. 1 to Senior Lien Intercreditor Agreement]